UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2023

WALL STREET MEDIA CO, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Front Street
Suite 300
Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 240-0333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On September 12, 2023, Ingenious Investment AG purchased, from their own funds, from existing shareholders of the Company, in a series of private transactions, a total of 24,944,466 shares of common stock, $0.001 per share (the “Common Stock”) of Wall Street Media Co, Inc. (the “Company”), representing 92.7% of the outstanding shares of Common Stock (the “Transaction”). Additionally, in connection with the Transaction, the Company entered into a Note Exchange Agreement between the Company and Landmark Pegasus, Inc. (“Landmark”), pursuant to which Landmark exchanged and extinguished an outstanding promissory note of the Company for an initial issuance of 856,000 shares of Common Stock, and with certain additional shares of Common Stock to potentially be issued in the future.

There were no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, Jeffrey Lubchansky was removed immediately as Chief Executive Officer of the Company and sole member of the Company Board of Directors (the “Board”). Sebastian Holl is named as the interim Chief Executive Officer and member of the Board, and Andrej Rucigaj and Nevenka Crešnar Pergar were also named as members of the Board, effective immediately.

There is no arrangement or understanding between Mr. Holl, Mr. Rucigaj or Ms. Pergar and any other person pursuant to which he/she was selected to serve in their respective positions with the Company. Mr. Holl, Mr. Rucigaj nor Ms. Pergar have any family relationships with any of the Company’s executive officers or directors, nor have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2023	WALL STREET MEDIA CO, INC.

	By:	/s/ Sebastian Holl
Sebastian Holl
Interim Chief Executive Officer